UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
Preliminary Information Statement

Cardio Vascular Medical Device Corp
(Name of Registrant as Specified in Its Charter)
Commission File Number: 333-145738

Copies to:
Brenda Lee Hamilton, Esquire
Hamilton & Associates Law Group, P.A.
101 Plaza Real Suite 201 S
Boca Raton Florida
Telephone No. (561) 416-8956 Facsimile No.: (561) 416-2855
(Address, including zip code, and telephone, including area code)

Payment of Filing Fee (Check the appropriate box):

☒   No fee required
☐   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
      (1)   Title of each class of securities to which investment applies: common stock.
      (2)   Aggregate number of securities to which investment applies:  not applicable.
      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:  (set forth the amount on which the filing fee is calculated and state how it was determined):  Not Applicable.
      (4)   Proposed maximum aggregate value of transaction: Not Applicable.
      (5)   Total fee paid: Not Applicable.

☐   Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange  Act Rule 0-11(a)(2)  and  identify  the  filing  for  which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)    Amount Previously Paid: Not Applicable.
      2)    Form, Schedule or Registration Statement No.: Not Applicable.
      3)    Filing Party: Not Applicable.
      4)    Date Filed: Not Applicable.

Cardio Vascular Medical Device Corp
101 Plaza Real South Suite 201 S
Boca Raton Florida 33432
Telephone: 954-580-8111  Facsimile: 954-580-8132

NOTICE OF ACTION TAKEN WITHOUT A SHAREHOLDER MEETING

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

To the Stockholders of Cardio Vascular Medical Device Corp:

The purpose of this Information Statement is to inform the stockholders of Cardio Vascular Medical Device Corp. (“us”, “we” or “our”) that our board of directors considers the following proposals (the “Proposals”) to be in our best interest and those of our stockholders:

(i) approval of the election of two Directors for the coming year;
(ii) approval of the ratification of the selection of Peter Messenio, CPA as our independent auditor for the year ending December 31, 2011;
(iii) an amendment to our Articles of Incorporation increasing the shares of authorized common stock, par value $0.0001 per share, from 200,000,000 to 500,000,000 and authorizing 490,000,000 shares of common stock and 10,000,000 shares of “blank check” preferred stock, par value $0.0001 per share;
(iv) an amendment to our Articles of Incorporation changing our name to Computer Vision Systems Laboratories Corp; and
(v) changing our domicile from Delaware to the state of Florida.

On May 25, 2011, our Board unanimously approved the Proposals, and under  Delaware General Corporation Law (“DGCL”), the affirmative vote of the holders of a majority of our outstanding common shares is required to approve the Proposals. On May 25, 2011, in accordance with DGCL, the holders of a majority of our outstanding common shares executed a written consent approving the Proposals, which will become effective twenty (20) days following the distribution of a Definitive Information Statement. Holders of our Common Stock do not have appraisal or dissenter’s rights under DGCL in connection with the matters approved by stockholders in this Information Statement.

This Information Statement serves as notice of the foregoing actions is accordance with Section 228(e) of DGCL.  The close of business on May 25, 2011 is the Record Date for the determination of the holders of Common Stock entitled to receive this Information Statement with respect to the action by written consent approving the Proposals. As of the Record Date, we had (i) 200,000,000 shares of Common Stock authorized and (ii) 198,900,000 shares of Common Stock  issued and outstanding and entitled to vote. Each share of Common Stock entitles the holder thereof to one vote on the matter submitted to the holders of Common Stock.

NO VOTE OR OTHER ACTION OF OUR STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.   WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors
Very truly yours,

Cardio Vascular Medical Device Corp

By:/s/ Thomas DiCicco
Title: President and Director

Cardio Vascular Medical Device Corp
101 Plaza Real South, Suite 201 South
Boca Raton, Florida 33432
Telephone: 954-580-8111  Facsimile: 954-580-8132

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A
PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished on or about June  6, 2011 by the Board of Directors (the “Board”) of Cardio Vascular Medical Device Corp,  a Delaware corporation (“us”, “we” or “our”), to the holders of record of our issued and outstanding common stock, par value $0.0001 per share (“Common Stock”), as of the close of business on May 25, 2011 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We are also providing notice to our stockholders pursuant to Section 228 of the General Corporation Law of the State of Delaware (“DGCL”) that certain of our stockholders took action as described below by written consent. The purpose of this Information Statement is to inform holders of Common Stock that the Board considers the following proposals (the “Proposals”) to be in our best interests and of our stockholders:

(i) approval of the election of two Directors for the coming year;
(ii) approval of the ratification of the selection of Peter Messenio, CPA as our independent auditor for the year ending December 31, 2011;
(iii) an amendment to our Articles of Incorporation increasing the shares of authorized common stock, par value $0.0001 per share, from 200,000,000 to 500,000,000 and authorizing 490,000,000 shares of common stock and 10,000,000 shares of “blank check” preferred stock, par value $0.0001 per share;
(iv) an amendment to our Articles of Incorporation changing our name to Computer Vision Systems Laboratories Corp; and
(v) changing our domicile from Delaware to the state of Florida.

We have 200,000,000 shares of Common Stock authorized; 198,900,000 shares of common stock outstanding and no shares of preferred stock authorized or outstanding. Each of the outstanding shares of Common Stock is entitled to one vote.

No Vote Required.
 The Proposals have been adopted by the written consent of the holders of 125,000,000 shares of our Common Stock (62.8%), representing a majority in interest in our outstanding Common Stock. Pursuant to Section 228 of DGCL, any action required to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of the stockholders.

No Appraisal Rights.
Holders of our Common Stock do not have appraisal or dissenter’s rights under DGCL in connection with the Proposals.

Interests of Certain Parties in the Matters to be Acted upon.
Our majority shareholder is a nominee for our Board of Directors.  Other than the foregoing, none of our executive officers or directors has any substantial interest resulting from the Proposals that is not shared by all other stockholders pro rata, and in accordance with their respective interests.

Effective Date.
Under applicable federal securities laws, the Proposals cannot be effected until at least 20 calendar days following this Information Statement has been provided to our stockholders. This Information Statement is being furnished by us to our stockholders on or about June 6, 2011.

Record Date.
The Board has fixed the close of business on the May 25, 2011 as the Record Date for the determination of stockholders who are entitled to receive this Information Statement. On or about June 6, 2011, this information statement will be sent to our stockholders as of the Record Date.

Costs of this Information Statement.
We will bear the entire cost of furnishing this Information Statement to any stockholder who requests a hard copy rather than Internet availability. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them.

Householding of Stockholder Materials
In some instances we may deliver only one copy of this Information Statement to multiple stockholders sharing a common address. If requested by phone or in writing, we will promptly provide a separate copy to a stockholder sharing an address with another stockholder. Requests by phone should be directed to our Chief Executive Officer at 954-580-8132, and requests in writing should be sent to Cardio Vascular Medical Device Corp., 101 Plaza Real South, Suite 201 S, Boca Raton, Florida 33432. Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the above address.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE PROPOSALS APPROVED BY WRITTEN CONSENT OF A MAJORITY OF THE STOCKHOLDERS.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE
SECURITIES COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Executive Compensation
Summary Compensation Table
The table below summarizes all compensation awarded to, earned by, or paid to our Principal Executive Officer, our two most highly compensated executive officers other than our PEO who occupied such position at the end of our latest fiscal year and up to two additional executive officers who would have been included in the table below except for the fact that they were not executive officers at the end of our latest fiscal year, by us, or by any third party where the purpose of a transaction was to furnish compensation, for all services rendered in all capacities to us for the years ended December 31, 2009 and 2010.

Name	Title	Year	Salary	Bonus	Stock awards	Option awards	Non equity incentive plan compensation	Non qualified deferred compensation	All other compensation	Total
Dave Hostelley		2010 2009		0 0	0 0	0 0	0 0	0 0	0 0	0 0

Carl Tedeschi		2010 2009		0 0	0 0	0 0	0 0	0 0	0 0	0 0

Summary Equity Awards Table
The following table sets forth certain information for our executive officers concerning unexercised options, stock that has not vested, and equity incentive plan awards as of December 31, 2010.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END DECEMBER 31, 2010

	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number Of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Dave Hostelley	0	0	0	0	0	0	0	0	0
Carl Tedeschi	0	0	0	0	0	0	0	0	0

Narrative disclosure to summary compensation and option tables
We have no employment agreement with our officers or directors.  At no time during the last fiscal year with respect to any person listed in the Table above was there:
(i) any outstanding option or other equity-based award repriced or otherwise materially modified (such as by extension of exercise periods, the change of vesting or forfeiture conditions, the change or elimination of applicable performance criteria, or the change of the bases upon which returns are determined;
(ii) any waiver or modification of any specified performance target, goal or condition to payout with respect to any amount included in non-stock incentive plan compensation or payouts;
(iii) any option or equity grant;
(iv) any non-equity incentive plan award made to a named executive officer;
(v) any nonqualified deferred compensation plans including nonqualified defined contribution plans; or
(vi) any payment for any item to be included under All Other Compensation (column (i)) in the Summary Compensation Table.

Board of Directors
Director Compensation
Name	Year	Fees Earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity Incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
David Hostelley	2009 2010	0 0	0 0	0 0	0 0	0 0	0 0	0 0

Carl Tedeschi	2009 2010	0 0	0 0	0 0	0 0	0 0	0 0	0 0

We have no compensation arrangements (such as fees for retainer, committee service, service as chairman of the board or a committee, and meeting attendance) with directors.

Changes In And Disagreements With Accountants On Accounting And Financial Disclosure

None.

Employment Contracts. We have no employment agreements with any of our Directors or executive officers.

Stock Options/SAR Grants. No grants of stock options or stock appreciation rights have been granted.

Long-Term Incentive Plans. As of December 31, 2010, we had no group life, health, hospitalization, or medical reimbursement or relocation plans in effect. Further, we had no pension plans or plans or agreements which provide compensation on the event of termination of employment or corporate change in control.

Outstanding Equity Awards. As of December 31, 2010, None of our Directors or executive officers holds unexercised options, stock that has not vested, or equity incentive plan awards.

Fees Billed For Audit and Non-Audit Services
The following table represents the aggregate fees billed for professional audit services rendered to our independent auditor, Peter Messineo, CPA for our audit of the annual financial statements for the years ended December 31, 2009 and 2010. Audit fees and other fees of auditors are listed as follows:

Year Ended	December 31, 2009	December 31, 2010
Audit Fees (1)	$14,000	$4,000
Audit-Related Fees (2)	$0	$0
Tax Fees (3)	$0	$0
All Other Fees (4)	$0	$0
Total Accounting Fees and Services	$0	$0

(1) Audit Fees. These are fees for professional services for the audit of our annual financial statements, and for the review of the financial statements included in our filings on Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees. These are fees for the assurance and related services reasonably related to the performance of the audit or the review of our financial statements.

(3) Tax Fees. These are fees for professional services with respect to tax compliance, tax advice, and tax planning.

(4) All Other Fees. These are fees for permissible work that does not fall within any of the other fee categories, i.e., Audit Fees, Audit-Related Fees, or Tax Fees.

Pre-Approval Policy For Audit and Non-Audit Services
We do not have a standing audit committee, and the full Board performs all functions of an audit committee, including the pre-approval of all audit and non-audit services before we engage an accountant. All of the services rendered to us by the Independent Auditor were pre-approved by the Board.

Board of Directors Report
The Board met and held discussions with management and its independent auditors. Management represented to the Board that our consolidated financial statements were prepared in accordance with generally accepted accounting principles. The then Board reviewed and discussed the consolidated financial statements with management and the Independent Auditors. The Board discussed with the Independent Auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. The Independent Auditors also provided the Board with the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Board discussed with the Independent Auditors and management the auditor’s independence, including with regard to fees for services rendered during the 2010 fiscal year and for all other professional services rendered by our Independent Auditors. Based upon the Board’s discussion with management and the Independent Auditors and the Board’s review of the representations of management and the report of the Independent Auditors to the Board, the Board recommended the inclusion of the financial information disclosed herein.

Beneficial Owners and Management
The following tables set forth the ownership, as of the date of this Information Statement of our common stock by each person known by us to be the beneficial owner of more than 5% of our outstanding common stock, our directors, and our executive officers and directors as a group. To the best of our knowledge, the persons named have sole voting and investment power with respect to such shares, except as otherwise noted. There are not any pending or anticipated arrangements that may cause a change in control.

The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the Securities and Exchange Commission and is not necessarily indicative of ownership for any other purpose. Under these rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within 60 days through the conversion or exercise of any convertible security, warrant, option or other right. More than one person may be deemed to be a beneficial owner of the same securities. The percentage of beneficial ownership by any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power within 60 days. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, we believe that the beneficial owners of our common stock listed below have sole voting and investment power with respect to the shares shown. The business address for these shareholders is 101 Plaza Real South Suite 201 S Boca Raton Florida 33432.

		Amount
		Beneficial	Direct	Indirect	Percent
Title of Class	Name	Ownership	Ownership	Ownership	of Class

Common	Thomas DiCicco		125,000,000	0	62.8%
	President &
	Director

Common	Michael DiCicco		0	0	0%
	Vice President &
	Director

Common	David Hostelley		2,000,000	0	1.1%
	Chief Financial
	Officer
Total			127,000,000		63.9%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of common stock issuable upon the exercise of options or warrants which are currently exercisable or which become exercisable within 60 days following the date of the information in this table are deemed to be beneficially owned by, and outstanding with respect to, the holder of such option or warrant. Except as indicated by footnote, and subject to community property laws where applicable, to our knowledge, each person listed is believed to have sole voting and investment power with respect to all shares of common stock owned by such person.

(2)      Based on a percentage of the total of 198,900,000 shares outstanding.

(3)      On March 10, 2011 David Hostelley was named our Chief Executive Officer, President, Chief Financial Officer and Director. For agreeing to serve in such capacity, Mr. Hostelley is to be issued 2,000,000 shares of our Common Stock. The chart above represents all of our officers and directors. On May 17, 2011, Mr. Hostelley resigned as our director, chief executive officer and president and now serves as our Chief Financial Officer.

Transactions With Related Persons, Promoters And Certain Control Persons
There have been no transactions or proposed transactions in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last three completed fiscal years in which any of our Directors, executive officers or beneficial holders of more than 5% of the outstanding shares of Common Stock, or any of their respective relatives, spouses, associates or affiliates, had, has or will have any direct or material indirect interest, except as set forth below:

A change of voting control of our common stock occurred as a result of an agreement dated April 18, 2011 wherein Thomas DiCicco, our president and director used his own personal funds in the amount of $200,000 to acquire: (i) 93,750,000 of our restricted common shares from Olympus Capital LLC a company controlled by Steve Grivas; and (ii) 31,250,000 of our restricted common shares from Rada Advisors, Inc., a company controlled by Jeff Stein. At the time of the transaction we had 198,900,000 common shares outstanding and as such, the 125,000,000 shares purchased by Mr. DiCicco represent 62.8% of our then outstanding common shares and Mr. DiCicco became our majority shareholder. Our former director, David Hostelley, resigned and appointed Thomas DiCicco and Michael DiCicco as our two directors effective May 17, 2011.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange requires our officers and Directors, and persons who beneficially own more than ten percent of a registered class of our equity securities (collectively, the “Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Such Reporting Persons are required by the SEC rules to furnish us with copies of all Section 16 forms they file. Based solely on its review of the copies of such filings and written representations from our Directors and executive officers, we believe that during the fiscal year ended December 31, 2010, all required filings were made timely.

Corporate Governance and Director Independence

Our Board of Directors has not established Audit, Compensation, and Nominating or Governance Committees as standing committees. The Board does not have an executive committee or any committees performing a similar function. We are not currently listed on a national securities exchange or in an inter-dealer quotation system that has requirements that a majority of the board of directors be independent. The Board has determined that no members of the Board are “independent” under the definition set forth in the listing standards of the NASDAQ Stock Market, Inc., which is the definition that the Board has chosen to use for the purposes of the determining independence, as the OTC Bulletin Board does not provide such a definition. Therefore, none of our current Board members are independent.

Item 1: Election Of Directors
All of the nominees for our Directors were previously appointed by the Board. The Board recommended that stockholders approve the election of all nominees and a majority of the stockholders approved the election of all nominees. In the event any of the nominees, all of whom have expressed an intention to serve if elected, fail to stand for election, the persons named in the written consent presently intend to vote for a substitute nominee designated by the Board. The information concerning the nominees and their shareholdings has been furnished by them to us.

Director Nominees

Name	Age	Position
Thomas DiCicco	60	President, Director
Michael DiCicco	33	Vice-President and Director

Thomas DiCicco
Mr. Thomas DiCicco has served as Chief Executive Officer of Infrared Sciences Corp. since its formation in September, 1999. Prior to founding the Infrared Sciences (and again presently), he was a Founder and Vice President of Globecomm Systems Inc., a public satellite communications company [NASDAQ: GCOM]. Mr. DiCicco has over 41 years of experience in military and commercial electronics with over 33 years of experience specifically in the satellite telecommunications engineering field. From 1978 to 1994, Mr. DiCicco was responsible for the design and development of satellite communications earth terminals and products while employed by Comtech Laboratories and then with Satellite Transmission Systems. During prior employment at Airborne Instruments Laboratory from 1970 to 1978, Mr. DiCicco gained an extensive background in military electronic systems, including digital signal processing systems, IFF and microwave landing systems. Mr. DiCicco holds a Bachelor of Science in Electrical Engineering from Hofstra University and is a US Patent holder. We believe that Mr. DiCicco’s experience in electrical engineering will bring valuable experience to the development of our technologies and planned products.

Michael DiCicco
Mr. Michael DiCicco has been a Marketing Consultant since November, 2009. Mr. DiCicco has over 15 years of experience in finance and medical marketing with over 7 years of experience specifically in the medical and Internet marketing fields. Mr. DiCicco served as Chief Marketing Officer of TodayMD, an online medical marketing firm in Miami, FL from 2005 until 2009. Prior to his Internet marketing experience, from 1998 until to 2005 he served as Vice President of Investments with J. P. Turner & Co., and as a Money Manager and Financial Advisor of several boutique investment firms. Mr. DiCicco holds a Bachelor of Science in Management from Florida Atlantic University. We believe that Mr. DiCicco’s experience in medical marketing will serve to enhance our future marketing programs of our planned products.

Family Relationships and Other Matters
Our President, Thomas DiCicco, is the father of Michael DiCicco, our vice president.

Legal Proceedings
No officer, director, or persons nominated for such positions, promoter or significant employee has been involved in the last ten years in any of the following:

(i)      Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(ii)      Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(iii) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

(iv)      Being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

(v) Having any government agency, administrative agency, or administrative court impose an administrative finding, order, decree, or sanction against them as a result of their involvement in any type of business, securities, or banking activity;

(vi) Being the subject of a pending administrative proceeding related to their involvement in any type of business, securities, or banking activity; and/or

(vii) Having any administrative proceeding been threatened against them related to their involvement in any type of business, securities, or banking activity.

Corporate Governance and Board Committees
Our Board of Directors has not established an audit, executive or director compensation committee, nominating or governance committees as standing committees or other board committee performing equivalent functions. Our Board of Directors does not have an executive committee or committees performing similar functions. The three members of our Board of Directors will participate in discussions concerning the matters that are performed by these committees.

No Director Independence
We are not currently listed on a national securities exchange or in an inter-dealer quotation system that has requirements that a majority of the board of directors be independent. Our Board of Directors has determined that no members of the Board are “independent” under the definition set forth in the listing standards of the NASDAQ Stock Market, Inc., which is the definition that our Board of Directors has chosen to use for the purposes of the determining independence, as the OTC Bulletin Board does not provide such a definition. Therefore, none of our current Board members are independent.

Other Directorships
None of our directors are officers and directors of other Securities and Exchange Commission reporting companies.

Conflicts of Interest
Our directors are not obligated to commit their full time and attention to our business; accordingly, they may encounter a conflict of interest in allocating their time between our operations and those of other businesses. In the course of their other business activities, they may become aware of investment and business opportunities which may be appropriate for presentation to us as well as other entities to which they owe a fiduciary duty. As a result, they may have conflicts of interest in determining to which entity a particular business opportunity should be presented. They may also in the future become affiliated with entities or engaged in business activities similar to those we intend to conduct.

In general, officers and directors of a corporation are required to present business opportunities to a corporation if:
(i) the corporation could financially undertake the opportunity;
(ii) the opportunity is within our line of business; and
(iii) it would be unfair to the corporation and its stockholders not to bring the opportunity to the attention of the corporation.

Code of Ethics
We have not yet adopted a Code of Ethics. We plan to adopt a Code of Ethics that obligates our directors, officers and employees to disclose potential conflicts of interest and prohibits those persons from engaging in such transactions without our consent.

Item 2: Ratification Of The Board’s Selection Of Peter Messineo Certified Public Accountant As Independent Auditors For Fiscal Year 2011
The written consents will include the ratification of the Board’s selection of Peter Messineo, CPA as our independent registered public accounting firm for 2011.  Peter Messineo, CPA has been our independent auditors since March 2, 2011. Although not required by our Certificate of Incorporation or By-laws, as amended and restated, the Board deemed it to be in our best interests and its stockholders to submit to the stockholders a proposal to ratify the appointment of Peter Messineo, CPA. The Board recommended that stockholders ratify such appointment and a majority of the stockholders approved such ratification.

Item 3: Recapitalization
The written consents will include the approval of amendments to our Certificate of Incorporation to increase our authorized capital to 500,000,000 shares. Of these 490,000,000 will be common shares with a par value of $0.0001 and 10,000,000 will be Preferred Stock, par value $0.0001 per share (the “Recapitalization”). The newly authorized Preferred Stock will be “blank check” shares, meaning that the Board will have the authority to determine the rights, preferences and limitations associated with the shares, without having to seek a vote of stockholders. The Board recommended a vote in favor of the proposal to amend the Certificate of Incorporation and a majority of the stockholders voted in favor of the proposal.

Effective Date
We will be governed by the laws of Florida upon filing of the Certification of Conversion described in Item V below which will occur simultaneously with the filing of our Articles of incorporation with the State of Florida which will have the effect of: (i) changing our name to Computer Vision Systems Laboratories Inc.; (ii) increasing our Authorized Common Shares to 490,000,000 million; and (iii) authorizing the issuance of 10,000,000 shares of Blank Check Preferred share on the Effective Date, June 6, 2011.

Reasons for Approving the Recapitalization
Our Board of Directors believes that the Recapitalization is in our best interests and the best interest of our stockholders to provide us with flexibility in pursuing its long-term business objectives. The primary reasons for the Recapitalization are:
(i) Management expects that in the future it will pursue opportunities and seek to raise capital to implement fully its business plan. A reserve of both Common and Preferred Stock available for issuance from time to time will enable us to entertain a broad variety of financing proposals and to increase the marketability and liquidity of both our Common and the Preferred Stock; and
(ii) Management may utilize the Common and Preferred Stock in connection with corporate acquisitions, joint venture arrangements, or for other corporate purposes, including the solicitation and compensation of key personnel. The Preferred Stock may be particularly useful for such purposes because of the power of the Board to grant rights and preferences to the holders of the Preferred Stock, including dividend, liquidation and voting preferences.

At the present time, the Board has not made any specific plan, commitment, arrangement, understanding or agreement with respect to the shares of Common and Preferred Stock that will be available for issuance after the increase in our authorized capital.

Reasons for the Increase in Authorized Common Stock
The increase in the number of authorized but unissued shares of Common Stock would enable us, without further stockholder approval, to issue common shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes. Due to the current state of the U.S. and international capital markets, we anticipate that we will need to issue a significant number of shares of Common Stock or securities convertible into or exercisable for shares of Common Stock to raise financing to meet our working capital needs. In addition, the authorization of additional shares of Common Stock will provide us with the flexibility from time to time in the future to seek additional capital through equity financings in a competitive environment and to use equity, rather than cash, to complete acquisitions.

Having such additional authorized shares of capital stock available for issuance in the future should give us greater flexibility. The increase in the authorized number of shares of our Common Stock will permit our Board of Directors to issue additional shares of our Common Stock without further approval of our Stockholders and without the related expense and delay of a special stockholders’ meeting. Our Board of Directors does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements.

In addition to financing purposes, having additional shares authorized and available for issuance would allow us to issue shares of Common Stock that may make it more difficult or discourage an attempt to obtain control of our Company by means of a merger, tender offer, proxy contest or other means. When, in the judgment of our Board of Directors, this action will be in the best interest of our Stockholders and our Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of our Company. Such shares also could be privately placed with purchasers favorable to our Board of Directors in opposing such action. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of our Company should our Board of Directors consider the action of such entity or person not to be in the best interest of the Stockholders. The issuance of new shares also could be used to entrench current management or deter an attempt to replace our Board of Directors by diluting the number or rights of shares held by individuals seeking to control our Company by obtaining a certain number of seats on our Board of Directors.

Principal Effects of the Increase in Authorized Common Stock
The increase in our authorized common stock will allow our Board of Directors to issue shares without further action or vote by our Stockholders, including for potential capital-raising purposes and acquisitions of other businesses or assets. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of existing holders of our Common Stock. Such dilution may be substantial, depending upon the amount of shares issued. It may also adversely affect the market price of our Common Stock.

There are currently no plans, arrangements, commitments or understandings for the issuance of additional shares of Common Stock.

The term “blank check” refers to preferred stock, the creation and issuance of which is authorized in advance by our Stockholders and the terms, rights and features of which are determined by our Board of Directors upon issuance. The authorization of such “blank check” Preferred Stock permits our Board of Directors to authorize and issue Preferred Stock from time to time in one or more series without seeking further action or vote of our Stockholders.

Subject to the limitations prescribed by law, our Board of Directors would be expressly authorized, at its discretion, to determine the number of series into which shares of preferred stock may be divided, to determine the designations, powers, preferences and voting and other rights, and the qualifications, limitations and restrictions granted to or imposed upon the preferred stock or any series thereof or any holders thereof, to determine and alter the designations, powers, preferences and rights, and the qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of preferred stock or the holders thereof, to fix the number of shares of that series and to increase or decrease, within the limits stated in any resolution of the Board of Directors originally fixing the number of shares constituting any series (but not below the number of such shares then outstanding), the number of shares of any such series subsequent to the issuance of shares of that series. There are currently no plans, arrangements, commitments or understandings for the issuance of any shares of preferred stock which are proposed to be authorized.

Negative Effects of the Authorization of Blank Check Preferred Stock
The issuance of the Preferred Stock by us could be disadvantageous to holders of our Common Stock in one or more of the following ways:
(i) The issuance of the Preferred Stock could diminish the value of Common Stock now outstanding, if the rights and preferences associated with the Preferred Stock exceed those associated with the Common Stock.
(ii)The issuance of shares of Preferred Stock that are convertible into Common Stock could result in the dilution of the value of the Common Stock now outstanding, if the conversion price were less than the current market price of our Common Stock.

Reasons for the Creation of “Blank Check” Preferred Stock
We believe that for us to successfully execute our business strategy we will need to raise investment capital and it may be preferable or necessary to issue preferred stock to investors. Preferred stock usually grants the holders certain preferential rights in voting, dividends, liquidation or other rights in preference over a company’s common stock. Accordingly, in order to grant us the flexibility to issue our equity securities in the manner best suited for our Company, or as may be required by the capital markets, the Recapitalization will create 10,000,000 authorized shares of “blank check” Preferred Stock for us to issue.

The authorization of the “blank check” Preferred Stock will provide us with increased financial flexibility in meeting future capital requirements. It will allow Preferred Stock to be available for issuance from time to time and with such features as determined by our Board of Directors for any proper corporate purpose. It is anticipated that such purposes may include, without limitation, exchanging Preferred Stock for Common Stock, the issuance for cash as a means of obtaining capital for our use, or issuance as part or all of the consideration required to be paid by us for acquisitions of other businesses or assets.

Principal Effects of the Creation of “Blank Check” Preferred Stock
Our Articles of Incorporation do not currently authorize a class of preferred stock. However, we believe that for us to successfully execute our business strategy we will need to raise investment capital and it may be preferable or necessary to issue preferred stock to investors. Preferred stock usually grants the holders certain preferential rights in voting, dividends, liquidation and/or other rights in preference over the Common Stock. Accordingly, in order to grant us the flexibility to issue our equity securities in the manner best suited for the Company, or as may be required by the capital markets, the Certificate of Amendment will create 10,000,000 authorized shares of “blank check” preferred stock for us to issue.

Since we do not know what the terms of any future series of preferred stock would be, the Certificate of Amendment authorizes the issuance of “blank check” preferred stock. The term “blank check” refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders, and the terms, rights and features of which are determined by the Board of Directors upon issuance. The authorization of such blank check preferred stock would permit the Board to authorize and issue preferred stock from time to time in one or more series.

The Certificate of Incorporation, and specifically, Article IV as it relates to the authorization of preferred stock of the Company, will be revised as follows:

The Corporation shall have authority to issue Five Hundred Million (500,000,000) shares of capital stock of which Four Hundred and Ninety Million (490,000,000) shares shall be designated “Common Stock,” par value of $0.0001 per share, and Ten Million (10,000,000) shares shall be designated “Preferred Stock,” par value of $0.0001 per share.

Common Stock.
Each share of Common Stock shall entitle the owner thereof to vote at the rate of one (1) vote for each share held. All persons who acquire shares of Common Stock in the Corporation shall acquire such shares subject to the provisions of these Articles of Incorporation and the Bylaws of the Corporation.

Preferred Stock.
Our Board of Directors of the Corporation shall have authority to prescribe and issue the Preferred Stock in one or more series and to prescribe the number of shares constituting and the designation of each such series of Preferred Stock and the rights, voting powers, designations, preferences, privileges, limitations, dividend rights, dividend rates, conversion rights, terms of redemption (including sinking fund provisions), redemption prices, and liquidation preferences; provided, however, that, if more than one series of Preferred Stock is issued, the Board of Directors shall, by resolution, prescribe a distinguishing designation for each such series; and provided, further, that the rights prescribed by the Board of Directors with respect to voting powers, designations, preferences, limitations, restrictions, relative rights, and distinguishing designations must be described in a resolution of the Board of Directors prior to the issuance of such shares and a certificate describing such rights must be filed in accordance with Florida law.

Anti-Takeover Effects
The Recapitalization will provide us with additional shares of Common Stock and with shares of Preferred Stock which would permit us to issue additional shares of capital stock that could dilute the ownership of the holders of our Common Stock by one or more persons seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination between us and another company. Neither the increase in the authorized number of shares of our Common Stock nor the creation of the Preferred Stock is being undertaken in response to any effort of which our Board of Directors is aware to enable anyone to accumulate shares of our Common Stock or gain control of our Common Stock. The purpose of the increase in the number of authorized shares of our Common Stock is to (i) enable us to accommodate the Name Change and (ii) provide us with additional shares of Common Stock for equity sales and acquisitions and not to provide any anti-takeover defense or mechanism on our behalf. The purpose of the creation of the Preferred Stock is to grant us the flexibility to issue our equity securities in the manner best suited for our Company, or as may be required by the capital markets. However, we presently have no plans, proposals, or arrangements to issue any of the newly authorized shares of Common Stock for any purpose whatsoever, including future acquisitions and/or financings.

Other than the increase in the number of authorized shares of our Common Stock and the creation of the “blank check” Preferred Stock, our Board of Directors does not currently contemplate the adoption of any other amendments to our Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the holders of our voting control. While it is possible that our management could use the additional authorized shares of Common Stock or Preferred Stock to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders, we have no intent, plans or proposals to use the additional unissued authorized shares of our Common Stock or the newly created Preferred Stock as an anti-takeover mechanism or to adopt other provisions or enter into other arrangements that may have anti-takeover consequences.

While the increase in authorized shares of our Common Stock and the creation of the “blank check” Preferred Stock may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by such corporate actions will outweigh the disadvantages. To the extent that these corporate actions may have anti-takeover effects, third parties seeking to acquire us may be encouraged to negotiate directly with our Board of Directors, enabling us to consider the proposed transaction in a manner that best serves the stockholders’ interests.

General Effect of the Recapitalization
The effect of the Recapitalization will be to provide for additional shares we may issue. Prior to the Recapitalization we had only 1,100,000 common shares available for issuance. After the Recapitalization we will have the ability to issue 301,100,000 common shares and 10,000,000 preferred shares which may be issued from time to time by our board of directors.

The Recapitalization will not alter the validity or transferability of stock certificates presently outstanding. The holders of our Common Stock will have the same relative rights following the Recapitalization as they had before the Recapitalization.

The table below shows the cumulative effect of the Recapitalization of our Common Stock outstanding at the Record Date, as well as the number of Preferred Stock that will be available for issuance after the Recapitalization.

Shares of Common Stock	Prior to Recapitalization	After Recapitalization
Authorized	200,000,000	490,000,000
Issued and Outstanding	198,900,000	198,900,000
Available for Issuance	1,100,000	291,100,000
Shares of Preferred Stock
Authorized	-0-	10,000,000
Issued and Outstanding	-0-	-0-
Available for Issuance	-0-	10,000,000

How the Recapitalization Will Be Effected
Our officers will file a Certificate of Conversion with the State of Florida which will contain an Amendment to our Certificate of Incorporation effecting the name change and change of domicile to the state of Florida.

The form of the Certificate of Conversion and Florida Articles of Incorporation (disclosed in Item 5 below) which will be filed with the Secretary of State of the State of Florida is attached hereto as Exhibit A and is anticipated to be filed on the Effective Date, June 6, 2011. Our Stockholders are urged to read the Amendment carefully as it is the legal document that governs the amendments to our Articles of Incorporation.

Item 4. Proposal to Change Name to Computer Vision Systems Laboratories Corp.
General
Our Board of Directors and the Majority Stockholder have approved a change of our name to Computer Vision System Laboratories Corp.

Effective Date
We will be governed by the laws of Florida upon filing of the Certification of Conversion described in Item V below, which will occur simultaneously with the filing of our Articles of Incorporation with the State of Florida which will have the effect of: (i) changing our name to Computer Vision Systems Laboratories Inc.; (ii) increasing our Authorized Common Shares to 490,000,000 million; and (iii) authorizing the issuance of 10,000,000 shares of Blank Check Preferred Shares on the Effective Date, June 6, 2011.

Reasons for the Name Change
We believe that this name change provides a more appropriate description of our business than our current name and will provide the investing public and business community with a better understanding of our business plan. The trading symbol for our Common Stock will also be changed, but this new symbol is not available to us as of the preparation date of this Information Statement. The Board believes the name of Cardio Vascular Medical Devices should be changed to Computer Vision Systems Laboratories Corp. to avoid any confusion with companies with similar names domiciled in the state of Florida where we will be domiciled on the Effective Date. Additionally, our Board believes that the name Computer Vision Systems Laboratories Corp. better reflects our planned operations which are not limited to Cardio Vascular technologies and which may include devices for the detection of breast cancer and other diseases.

Exchange of Stock Certificates
The Name Change will occur without any further action on the part of our stockholders. Following the Name Change, stock certificates representing our Common Stock will continue to be valid. In the future, new stock certificates will be issued reflecting the Name Change, but this in no way will affect the validity of a Stockholder’s current stock certificate(s).

Certificates representing the newly issued shares after the Name Change will be issued in due course as stock certificates representing shares prior to the Name Change are tendered for exchange or transfer to our transfer agent. We request that stockholders do not send in any of their stock certificates at this time.

As applicable, new stock certificates evidencing New Shares following the Name Change that are issued in exchange for stock certificates issued prior to the Name Change representing Old Shares that are restricted shares will contain the same restrictive legend as on the old certificates.

Item 5. Change Of Domicile To Florida
The Board of Directors believes that re-domiciling to Florida would be in the best interest of shareholders because of a number of governing factors in favor of such. The Board believes that since our business operations are located in Florida and we have no operations and connection to Delaware, our domicile should be changed to Florida. Because our Board of Directors is located in Florida, domicile in Florida is in our best interest.

We are now headquartered in Florida and have no operations in Delaware. Our Board of Directors believes that a change in our state of incorporation from Delaware to Florida will provide significant cost savings to us. Corporations are organized under the Delaware General Corporation Law. Corporations domiciled in Delaware are required to pay a franchise tax to the State of Delaware. By contrast, corporations organized under the Florida Business Corporation Act ("FBCA") do not pay annual franchise taxes to the State of Florida, but instead pay a nominal fee of approximately $150 in connection with the filing of annual reports.

In addition to the proposed cost savings, we believe that the FBCA will meet our business needs and that the DGCL does not offer corporate law advantages sufficient to warrant payment of the significant franchise tax burden that results from maintaining a Delaware domicile. The FBCA is based on the Revised Model Business Corporation Act and is a modern and flexible code. For the most part, such code provides virtually the same flexibility in the management of a corporation and in the conduct of various business transactions as provided by the DGCL. Additionally, the Board believes that Reincorporation is consistent with our philosophy of maintaining a positive corporate presence in Florida. The transaction will not result in any change in our business, management, location of our principal executive offices, assets, liabilities or net worth.

Florida law prescribes a simple way to become domesticated in the state. The foreign company (meaning out of state Conversion) files with the Secretary of State of Florida a Certificate of Conversion and Articles of Incorporation. Upon filing the appropriate documents with the Secretary of State, we will become a Florida corporation as of the date of filing, with appropriate fees. Under Florida law, our conversion into a Florida Corporation will be a continuance of our existence as of the date we were incorporated in the state of Delaware.

The approval of the majority of the voting shareholders through the proxy process is necessary under DGCL for approval of our conversion to the state of Florida. Our majority shareholder approved the change of domicile to Florida on May 25, 2011.

Effective Date
We will be governed by the laws of Florida upon filing of the Certification of Conversion which will occur simultaneously with the filing of our Articles of Incorporation with the State of Florida which will have the effect of: (i) changing our name to Computer Vision Systems Laboratories Inc.; (ii) increasing our Authorized Common Shares to 490,000,000 million; and (iii) authorizing the issuance of 10,000,000 shares of Blank Check Preferred share on the Effective Date, June 6, 2011.

Articles and Bylaws
The Articles and Bylaws which will be our governing documents are attached as Exhibits B and C hereto.

Comparative Rights Of Stockholders Under Florida And DGCL
An examination of the expected legal rights of conversion of the Corporation from Delaware to Florida, the voting rights, votes required for the election of directors and other matters, removal of directors, indemnification provisions, procedures for amending the Articles of Incorporation, procedures for the removal of directors, dividend and liquidation rights, examination of books and records and procedures for setting a record date will not change in any material way. However, there are some material differences between the Florida Business Corporation Act (the "FBCA") and the Delaware General Corporation Law (the “DGCL”) which are summarized below. This chart does not address each difference between the FBCA and the DGCL but focuses on those differences which we believe are most relevant to the existing shareholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to FBCA and the DGCL.

Under the FBCA, no contract or other transaction between a corporation and one or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors are directors or officers or are financially interested shall be either void or voidable if:
(i) The fact of such relationship or interest is disclosed or known to the board of directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors;
(ii) The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or
(iii) The contract or transaction is fair and reasonable as to the corporation at the time it is authorized by the board, a committee, or the shareholders.

Under the DGCL, no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because any such director's or officer's votes are counted for such purpose, if:
(i)The material facts of such relationship or interest are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or
(ii) The material facts of such relationship or interest are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or
(iii) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the shareholders.

Election and Removal Of Directors
The FBCA provides that directors are to be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, unless the articles provide otherwise.

Under the FBCA, shareholders may remove a director with or without cause, unless the articles provide otherwise. The FBCA also provides that if a director is elected by a voting group of shareholders, only the shareholders of that group may participate in the vote to remove the director. A director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast not to remove him or her. Shareholders may remove a director of a Florida corporation only at a meeting called for the purpose of such removal. A majority of directors may also remove a director for cause.

Under the FBCA, unless the articles provide otherwise, a vacancy on the board may be filled by the affirmative vote of a majority of directors remaining in office or by the shareholders.

The DGCL states that the corporation must have one or more directors. The directors are elected by a plurality of the votes present at the meeting, either in person or by proxy, and entitled to vote on the election of directors.

Under the DGCL, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except 1) if the certificate of incorporation provides otherwise, any director or the entire board of directors of a corporation with a classified board of directions may be removed, only for cause, by the holders of a majority of shares entitled to vote at an election of directors and 2) except if the corporation has cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which such director is a part

Under the FBCA, Florida corporations are required to maintain the following records, which any shareholder of record may, after at least five business days’ prior written notice, inspect and copy: (1) the articles and bylaws, (2) certain board and shareholder resolutions, (3) certain written communications to shareholders, (4) names and addresses of current directors and officers and (5) the most recent annual report. In addition, shareholders of a Florida corporation are entitled to inspect and copy other books and records of the corporation during regular business hours if the shareholder gives at least five business days’ prior written notice to the corporation and (a) the shareholder’s demand is made in good faith and for a proper purpose, (b) the demand describes with particularity its purpose and the records to be inspected or copied and (c) the requested records are directly connected with such purpose.

The DGCL permits shareholders to inspect and make extracts from our books and records for any proper purpose. Under the DGCL the shareholder, in person or by attorney or other agent, must make demand for such inspection in writing and under oath stating the purpose of the demand.

Limitation On Liability Of Directors; Indemnification Of Officers And Directors
Under the FBCA, a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, by a director unless the director breached or failed to perform his duties as a director under certain circumstances, including a violation of criminal law, a transaction from which the director derived an improper personal benefit, conscious disregard for the best interests of the corporation, willful misconduct, bad faith or disregard of human rights, safety, or property.

Under the FBCA, a Florida corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in derivative actions, except that indemnification may be made only for (a) expenses (including attorneys’ fees) and certain amounts paid in settlement and (b) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto. The FBCA provides that to the extent that such persons have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith. The FBCA also provides that, unless a corporation’s articles of incorporation provide otherwise, if a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or shareholders of the corporation have determined that the persons are not entitled to indemnification.

DGCL permits corporations to adopt provisions in its certificate of incorporation limiting or eliminating certain monetary liability of directors to the corporation or its shareholders. However, the DGCL does not permit limitation of the liability of a director for: (a) breaching the duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) any transaction in which a director derived an improper personal benefit; or (d) paying an unlawful dividend or approving an unlawful stock repurchase.

Under the DGCL, corporations may indemnify any person made a party to any third-party action or proceeding by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or was serving in a similar capacity for another corporation at our request, as long as that person: (1) has acted in good faith; (2) has acted in a manner reasonably believed to be in or not opposed to the best interests of the corporation; and (3) in the case of criminal proceedings, had no reasonable cause to believe that his or her conduct was unlawful. Unless judicially authorized, corporations may not indemnify a person in connection with a proceeding by or in the right of the corporation in which the person was adjudged liable to the corporation. However, a corporation must indemnify an officer or director “to the extent” the person is successful in defending himself or herself.

Corporations may advance expenses to officers and directors upon receipt of an undertaking by or on behalf of the person to repay advanced expenses if it is ultimately determined that the party is not entitled to be indemnified by the corporation. In such circumstances, the DGCL does not require that the undertaking be secured or that the corporation make a determination of ability to repay.

Voting Rights With Respect To Extraordinary Corporate Transactions
Under the FBCA, a merger, consolidation or sale of all or substantially all of the assets of a corporation requires (a) approval by the board of directors and (b) the affirmative vote of a majority of the outstanding stock of the corporation entitled to vote thereon. The FBCA allows the board of directors or the articles of incorporation to establish a higher vote requirement.
The FBCA does not require shareholder approval from the shareholder of a surviving corporation if:
(i) the articles of the surviving corporation will not differ, with certain exceptions, from its articles before the merger; and
(ii)  each shareholder of the surviving corporation whose shares were outstanding immediately prior to the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after.

Under the FBCA, a parent corporation owning at least 80 percent of the outstanding shares of each class of a subsidiary corporation may merge the subsidiary into itself, may merge itself into the subsidiary, or may merge the subsidiary into and with another subsidiary in which the parent corporation owns at least 80 percent of the outstanding shares of each class of the subsidiary without the approval of the shareholders of the parent or subsidiary. In a merger of a parent corporation into its subsidiary corporation, the approval of the shareholders of the parent corporation shall be required if the articles of incorporation of the surviving corporation will differ, except for amendments enumerated therein, from the articles of incorporation of the parent corporation before the merger, and the required vote shall be the greater of the vote required to approve the merger and the vote required to adopt each change to the articles of incorporation as if each change had been presented as an amendment to the articles of incorporation of the parent corporation. DGCL requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation.

DGCL does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Dividends
Under the FBCA, no distribution may be made if, after giving it effect: (a) The corporation would not be able to pay its debts as they become due in the usual course of business; or (b) our total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. Under the DGCL, corporations may pay dividends out of surplus and, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the net assets of the corporation are less than the capital represented by issued and outstanding stock having a preference on asset distributions. Surplus is defined under the DGCL as the excess of the net assets over capital, as such capital may be adjusted by the board of directors, but not below the aggregate par value of a corporation’s outstanding shares.

Appraisal Rights; Dissenters' Rights
Under the DGCL, a shareholder of a corporation only has appraisal rights in the case of a stockholder objecting to certain mergers. However, a shareholder of a Delaware corporation does not have appraisal rights in connection with a merger or consolidation if: (a) the shares of the corporation are (1) listed on a national securities exchange; (2) designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or (3) held of record by more than 2,000 shareholders; or (b) the corporation will be the surviving corporation of the merger and approval of the merger does not require the vote of the shareholders of the surviving corporation.

Notwithstanding the foregoing, shareholders of Delaware corporations are entitled to appraisal rights in the case of a merger or consolidation if an agreement of merger or consolidation requires the shareholder to accept in exchange for its shares anything other than: (a) shares of stock of the corporation surviving or resulting from the merger or consolidation; (b) shares of any other corporation that on the effective date of the merger or consolidation will be either: (1) listed on a national securities exchange; (2) designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or (3) held of record by more than 2,000 shareholders; (c) cash in lieu of fractional shares of the corporation; or (d) any combination thereof.

Under the DGCL, the corporation must pay to the dissenting shareholder the fair value of the shares upon completion of the appraisal proceedings

Special Meetings Of Stockholders
Under the FBCA, a special meeting of shareholders may be called by the board of directors or by the holders of at least 10 percent of the shares entitled to vote at the meeting, unless a greater percentage (not to exceed 50 percent) is required by the articles of incorporation, or by such other persons or groups as may be authorized in the articles of incorporation or the bylaws of the Florida corporation.  The DGCL provides that a special meeting of stockholders may be called by: (i) the board of directors; or (ii) such person or persons as may be authorized by the certificate of incorporation or by the bylaws

Stockholders' Consent Without A Meeting
Under the FBCA, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if the action is taken by holders of at least the minimum number of votes necessary to authorize the action at a meeting and these shareholders execute a written consent setting forth the action.  Under the DGCL, unless otherwise provided in the certificate of incorporation, a corporation may take any action without a meeting if consents are received by the shareholders having not less than the minimum number of votes necessary to approve the action at a meeting.

Amendment To Charter
The FBCA requires approval by a majority of directors and by holders of a majority of the shares entitled to vote on any amendment to a Florida corporation’s articles of incorporation. In addition, the amendment must be approved by a majority of the votes entitled to be cast on the amendment by any class or series of shares with respect to which the amendment would create dissenters’ rights. A Florida corporation’s board of directors must recommend the amendment to the shareholders, unless such board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.  The DGCL provides that the certificate of incorporation of a Delaware corporation may be amended upon adoption by the board of directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote. It also provides that a certificate of incorporation may provide for a greater vote than would otherwise be required by the DGCL.

Control-Share Acquisition Transactions
The FBCA has a “control-share” acquisition statute. It is an effective anti-takeover provision because it limits the voting rights of shares owned above a threshold. It can be waived by a vote of the shareholders, without the control-shares voting.

A corporation is subject to this provision if it has 100 or more shareholders, its principal place of business, principal office, or substantial assets within Florida, and either: (i) more than 10% of its shareholders reside in Florida; (ii) more than 10% of its shares are owned by residents of Florida; or (iii) 1,000 shareholders reside in Florida. Florida enacted the act to deter and hinder takeovers of Florida corporations. The FBCA generally provides that shares acquired in a control-share acquisition will not possess any voting rights unless such voting rights are approved by a majority of our disinterested shareholders. A control-share acquisition is an acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control-shares of a publicly-held Florida corporation.

Control-shares are shares, which, except for the FBCA, would have voting power that, when added to all other shares owned by a person or in respect to which such person may exercise or direct the exercise of voting power, would entitle such person, immediately after acquisition of such shares, directly or indirectly, alone or as a part of a group, to exercise or direct the exercise of voting power in the election of directors within any of the following ranges: (i) 20% or more but less than 33 1/3% of all voting power; (ii) 33 1/3% or more but less than a majority of all voting power; or (iii) a majority or more of all voting power.

Florida’s “control share” acquisition statute does not apply to us because we do not have our principal place of business or our principal office, or have substantial assets, within the state of Florida. DGCL does not have a control share acquisition statute.

Regulatory Requirements
To our knowledge, the only required regulatory or governmental approval or filings necessary in connection with the Conversion would be the filing of Articles of Conversion with the Secretary of State of the State of Florida and the filing of a Certificate of with the Secretary of State of Delaware.

Householding
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” information statements. This means that only one copy of our Information Statement may be sent to multiple Stockholders in a household. We will promptly deliver upon written or oral request, a separate copy of the Information statement to a Stockholder if such Stockholder calls or writes to us at the following address or phone number: Investor Relations, Cardio Vascular Device Corp, at 101 Plaza Real South, Suite 201 South, Boca Raton, Florida 33432. If a Stockholder wishes to receive separate copies of our information statements, proxy statements or other mailings to stockholders in the future, or if a Stockholder is receiving multiple copies and would like to receive only one copy per household, the Stockholder should contact his, her or its bank, broker or other nominee record holder. Alternatively, the Stockholder may contact us at the above-referenced address or telephone number.

Interest of Certain Persons In Matters to be Acted Upon
No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein, which is not shared by all other stockholders pro-rata, and in accordance with their respective interests. Our majority shareholder is also our chief executive officer and director and has the ability to determine all matters submitted to the vote of our shareholders including the election of directors.

Additional Information
We are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Copies of these documents can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549, at prescribed rates. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

Dated: May 25, 2011	By Order of the Board of Directors

/s/ THOMAS DICICCO
Thomas DiCicco President President

EXHIBITS TO INFORMATION STATEMENT

Exhibit                      Description
A	Certificate of Conversion of Cardio Vascular Medical Device Corp Delaware into Computer Vision Systems Laboratories, Corp., a Florida Corporation
B	Florida Articles of Incorporation
C	Florida Bylaws
D	Delaware Certificate of Conversion changing domicile to Florida

EXHIBIT A

Certificate of Conversion

For
Cardio Vascular Medical Device Corp, a Delaware Corporation
Into
Computer Vision Systems Laboratories, Corp., a Florida Profit Corporation

This Certificate of Conversion and attached Articles of Incorporation are submitted to convert Cardio Vascular Medical Devise Corp, a Delaware Corporation into Computer Vision Systems Laboratories, Corp., a Florida Profit Corporation in accordance with s. 607.1115, Florida Statutes.

1. The name of the “Other Business Entity” immediately prior to the filing of this Certificate of Conversion is:

Cardio Vascular Medical Device Corp.

2. The “Other Business Entity” is a for-profit Corporation organized under the laws of the state of Delaware on April 26, 2007.

3. If the jurisdiction of the “Other Business Entity” was changed, the state or country under the laws of which it is now organized, formed or incorporated:  Delaware

4.The name of the Florida Profit Corporation as set forth in the attached Articles of Incorporation: Computer Vision Systems Laboratories, Corp.

5. If not effective on the date of filing, enter the effective date: Upon Filing

6. The conversion is permitted by the applicable law governing the other business entity and the conversion complies with such law and the requirements of s.607.1115, F.S., in effecting the conversion.

7. The “Other Business Entity” currently exists on the official records of the jurisdiction under which it is currently organized, formed or incorporated.

Signed this 6th day of June  2011 .

Required Signature for Computer Vision Systems Laboratories, Corp. a Florida Profit Corporation:
The Individual signing affirms that the facts stated in this document are true. Any false information constitutes a third degree felony as provided for in s.817.155, F.S.

Computer Vision Systems Laboratories, Corp.

/s/ THOMAS DICICCO
Thomas DiCicco President

Required Signature for Cardio Vascular Medical Device Corp on behalf of Other Business Entity:
Individual signing affirms that the facts stated in this document are true. Any false information constitutes a third degree felony as provided for in s.817.155, F.S.

Cardio Vascular Medical Device, Corp

/s/ THOMAS DICICCO
Thomas DiCicco President

EXHIBIT B
ARTICLES OF INCORPORATION
In compliance with Chapter 607 and/or Chapter 621, F.S. (Profit)

ARTICLE I NAME
The name of the corporation shall be: Computer Vision Systems Laboratories, Corp.

ARTICLE II PRINCIPAL OFFICE
Principal street address: 101 Plaza Real South, Suite 201 S, Boca Raton Florida 33432

ARTICLE III PURPOSE
The purpose for which the corporation is organized is: Any and all lawful business.

ARTICLE IV SHARES
The number of shares of stock is: 490,000,000 shares of common stock and 10,000,000 shares of preferred stock with such rights, terms and preferences as determined from time to time by the Board of Directors. The Corporation shall have authority to issue Five Hundred Million (500,000,000) shares of capital stock of which Four Hundred and Ninety Million (490,000,000) shares shall be designated “Common Stock,” par value of $0.0001 per share, and Ten Million (10,000,000) shares shall be designated “Preferred Stock,” par value of $0.0001 per share.

Common Stock.
Each share of Common Stock shall entitle the owner thereof to vote at the rate of one (1) vote for each share held. All persons who acquire shares of Common Stock in the Corporation shall acquire such shares subject to the provisions of these Articles of Incorporation and the Bylaws of the Corporation.

Preferred Stock.
Our Board of Directors of the Corporation shall have authority to prescribe and issue the Preferred Stock in one or more series and to prescribe the number of shares constituting and the designation of each such series of Preferred Stock and the rights, voting powers, designations, preferences, privileges, limitations, dividend rights, dividend rates, conversion rights, terms of redemption (including sinking fund provisions), redemption prices, and liquidation preferences; provided, however, that, if more than one series of Preferred Stock is issued, the Board of Directors shall, by resolution, prescribe a distinguishing designation for each such series; and provided, further, that the rights prescribed by the Board of Directors with respect to voting powers, designations, preferences, limitations, restrictions, relative rights, and distinguishing designations must be described in a resolution of the Board of Directors prior to the issuance of such shares and a certificate describing such rights must be filed in accordance with Florida law.

ARTICLE V INITIAL OFFICERS AND/OR DIRECTORS

Name and Title:   Thomas DiCicco, President and Director
Address: 101 Plaza Real South, Suite 201 S, Boca Raton Florida 33432

Name and Title: Michael DiCicco, Vice President and Director
Address: 101 Plaza Real South, Suite 201 S, Boca Raton Florida 33432

ARTICLE VI REGISTERED AGENT
The name of the registered agent is Brenda Lee Hamilton, Esquire.  The Florida street address of the registered agent is 101 Plaza Real South, Suite 201 S, Boca Raton Florida 33432.

ARTICLE VII INCORPORATOR
The name of the Incorporator is: Brenda Lee Hamilton, Esquire.  The address of the incorporator is 101 Plaza Real South, Suite 201 S, Boca Raton Florida 33432.

Having been named as registered agent to accept service of process for the above stated corporation at the place designated in this certificate, I am familiar with and accept the appointment as registered agent and agree to act in this capacity

/s/Brenda Lee Hamilton                                                                           June  __, 2011
Required Signature/Registered Agent

I submit this document and affirm that the facts stated herein are true. I am aware that any false information submitted in a document to the Department of State constitutes a third degree felony as provided for in s.817.155, F.S.

/s/Brenda Lee Hamilton                                                                           June  __ 2011
Brenda Lee Hamilton

EXHIBIT C

Bylaws
of
Cardio Vascular Medical Device Corp.
A Florida corporation

ARTICLE 1 -- SHAREHOLDERS

1.1  Annual Meeting. A meeting of shareholders may be held each year for the election of directors and for the transaction of any other business that may come before the meeting. The time and place of the meeting shall be designated by the board of directors.

1.2  Special Meeting. Special meetings of the shareholders, for any purpose or purposes, shall be held when directed by the board of directors.

1.3  Place of Meeting. The board of directors may designate any place, either within or without the state of Florida, as the place of meeting for any annual or special meeting of the shareholders. If no designation is made, the place of meeting shall be the principal office of the corporation in the state of Florida.

1.4  Action Without a Meeting. Action required or permitted to be taken at any meeting of the shareholders may be taken without a meeting, without prior notice, and without a vote if the action is taken by the holders of outstanding shares of each voting group entitled to vote on it having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote were present and voted. To be effective, the action must be evidenced by one or more written consents describing the action taken, dated and signed by approving shareholders having the requisite number of votes of each voting group entitled to vote, and delivered to the corporation at its principal office in Florida or its principal place of business, or to the corporate secretary or another officer or agent of the corporation having custody of the book in which proceedings of meetings of shareholders are recorded. No written consent shall be effective to take corporate action unless, within 60 days of the date of the earliest dated consent delivered in the manner required by this section, written consents signed by the number of holders required to take action are delivered to the corporation.

Any written consent may be revoked before the date that the corporation receives the required number of consents to authorize the proposed action. No revocation is effective unless in writing and until received by the corporation at its principal office or its principal place of business, or received by the corporate secretary or other officer or agent of the corporation having custody of the book in which proceedings of meetings of shareholders are recorded.

Within 10 days after obtaining authorization by written consent, notice must be given to those shareholders who have not consented in writing or who are not entitled to vote on the action. The notice shall fairly summarize the material features of the authorized action and, if the action is one for which dissenters' rights are provided under the articles of incorporation or by law, the notice shall contain a clear statement of the right of dissenting shareholders to be paid the fair value of their shares on compliance with applicable law.

A consent signed as required by this section has the effect of a meeting vote and may be described as such in any document.

Whenever action is taken as provided in this section, the written consent of the shareholders consenting or the written reports of inspectors appointed to tabulate such consents shall be filed with the minutes of proceedings of shareholders.

1.5  Notice of Meeting. Except as provided in F.S. Chapter 607, the Florida Business Corporation Act, written or printed notice stating the place, day, and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by first-class mail, by, or at the direction of, the president or the secretary, or the officer or other persons calling the meeting, to each shareholder of record entitled to vote at the meeting. If the notice is mailed at least 30 days before the date of the meeting, it may be effected by a class of United States mail other than first-class. If mailed, the notice shall be effective when mailed, if mailed postage prepaid and correctly addressed to the shareholder's address shown in the current record of shareholders of the corporation.

When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken. At the adjourned meeting any business may be transacted that might have been transacted on the original date of the meeting. If, however, after the adjournment the board of directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given as provided in this section to each shareholder of record on the new record date entitled to vote at such meeting.

1.6  Waiver of Notice of Meeting. Whenever any notice is required to be given to any shareholder, a waiver in writing signed by the person or persons entitled to such notice, whether signed before, during, or after the time of the meeting and delivered to the corporation for inclusion in the minutes or filing with the corporate records, shall be equivalent to the giving of such notice. Attendance of a person at a meeting shall constitute a waiver of (a) lack of or defective notice of the meeting, unless the person objects at the beginning of the meeting to the holding of the meeting or the transacting of any business at the meeting, or (b) lack of defective notice of a particular matter at a meeting that is not within the purpose or purposes described in the meeting notice, unless the person objects to considering the matter when it is presented.

1.7  Fixing of Record Date. In order that the corporation may determine the shareholders entitled to notice of, or to vote at, any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to demand a special meeting, the board of directors may fix, in advance, a record date, not more than 70 days before the date of the meeting or any other action. A determination of shareholders of record entitled to notice of, or to vote at, a meeting of shareholders shall apply to any adjournment of the meeting unless the board fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

If no prior action is required by the board, the record date for determining shareholders entitled to take action without a meeting is the date the first signed written consent is delivered to the corporation under Section 1.4 of these bylaws.

1.8  Shareholders' List. After fixing a record date for a meeting of shareholders, the corporation shall prepare an alphabetical list of the names of all its shareholders entitled to notice of the meeting, arranged by voting group with the address of, and the number, class, and series, if any, of shares held by, each shareholder. The shareholders' list must be available for inspection by any shareholder for 10 days before the meeting or such shorter time as exists between the record date and the meeting and continuing through the meeting at the corporation's principal office, at a place identified in the meeting notice in the city where the meeting will be held, or at the office of the corporation's transfer agent or registrar. Any shareholder of the corporation or the shareholder's agent or attorney is entitled on written demand to inspect the shareholders' list (subject to the requirements of F.S. 607.1602(3)) during regular business hours and at the shareholder's expense, during the period it is available for inspection.

The corporation shall make the shareholders' list available at the meeting of shareholders, and any shareholder or the shareholder's agent or attorney is entitled to inspect the list at any time during the meeting or any adjournment.

1.9  Voting Per Share. Except as otherwise provided in the articles of incorporation or by F.S. 607.0721, each shareholder is entitled to one vote for each outstanding share held by him or her on each matter voted at a shareholders' meeting.

1.10  Voting of Shares. Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent, or proxy designated by the bylaws of the corporate shareholder or, in the absence of any applicable bylaw, by a person or persons designated by the board of directors of the corporate shareholder. In the absence of any such designation or, in case of conflicting designation by the corporate shareholder, the chair of the board, the president, any vice president, the secretary, and the treasurer of the corporate shareholder, in that order, shall be presumed to be fully authorized to vote the shares.

Shares held by an administrator, executor, guardian, personal representative, or conservator may be voted by him or her, either in person or by proxy, without a transfer of such shares into his or her name. Shares standing in the name of a trustee may be voted by the trustee, either in person or by proxy, but no trustee shall be entitled to vote shares held by him or her without a transfer of such shares into his or her name or the name of his or her nominee.

Shares held by, or under the control of, a receiver, a trustee in bankruptcy proceedings, or an assignee for the benefit of creditors may be voted by such person without the transfer into his or her name.

If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the secretary of the corporation is given notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, then acts with respect to voting shall have the following effect: (a) if only one of the persons votes, in person or by proxy, that act binds all; (b) if more than one votes, in person or by proxy, the act of the majority so voting binds all; (c) if more than one votes, in person or by proxy, but the vote is evenly split on any particular matter, each faction is entitled to vote the share or shares in question proportionally; or (d) if the instrument or order so filed shows that any such tenancy is held in unequal interest, a majority or a vote evenly split for purposes hereof shall be a majority or a vote evenly split in interest. The principles of this paragraph shall apply, as far as possible, to execution of proxies, waivers, consents, or objections and for the purpose of ascertaining the presence of a quorum.

1.11  Proxies. Any shareholder of the corporation, other person entitled to vote on behalf of a shareholder under F.S. 607.0721, or attorney-in-fact for such persons, may vote the shareholder's shares in person or by proxy. Any shareholder may appoint a proxy to vote or otherwise act for him or her by signing an appointment form, either personally or by an attorney-in-fact. An executed telegram or cablegram appearing to have been transmitted by such person, or a photographic, photostatic, or equivalent reproduction of an appointment form, shall be deemed a sufficient appointment form.

An appointment of a proxy is effective when received by the secretary of the corporation or such other officer or agent authorized to tabulate votes, and shall be valid for up to 11 months, unless a longer period is expressly provided in the appointment form.

The death or incapacity of the shareholder appointing a proxy does not affect the right of the corporation to accept the proxy's authority unless notice of the death or incapacity is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises authority under the appointment.

An appointment of a proxy is revocable by the shareholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest.

1.12  Quorum. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Except as otherwise provided in the articles of incorporation or by law, a majority of the shares entitled to vote on the matter by each voting group, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders.

Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

1.13  Effect of Action. If a quorum is present, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless a greater or lesser number of affirmative votes is required by the articles of incorporation or by law.

1.14  Voting for Directors. Directors will be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present or by the written consent of the holders of a majority of the shares entitled to vote for the election of Directors.

1.15  Inspectors of Election. Before each shareholders' meeting, the board of directors or president shall appoint one or more inspectors of election. On appointment, each inspector shall take and sign an oath to faithfully execute the duties of inspector at the meeting with strict impartiality and to the best of his or her ability. Inspectors shall determine the number of shares outstanding, the number of shares present at the meeting, and whether a quorum is present. The inspectors shall receive votes and ballots and determine all challenges and questions as to the right to vote. The inspectors shall count and tabulate all votes and ballots and determine the result. Inspectors shall perform other duties as are proper to conduct elections of directors and votes on other matters with fairness to all shareholders. Inspectors shall make a certificate of the results of elections of directors and votes on other matters. No inspector shall be a candidate for election as a director of the corporation.

ARTICLE 2 -- BOARD OF DIRECTORS

2.1  General Powers. Except as provided in the articles of incorporation and by law, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, its board of directors.

2.2  Number, Terms, Classification, and Qualification. The board of directors of the corporation shall consist of a minimum of one and a maximum of nine persons. The number of directors may at any time and from time to time be increased or decreased by action of either the shareholders or the board of directors, but no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. A director must be a natural person of at least 18 years of age, but need not be a citizen of the United States of America, a resident of Florida, or a shareholder of the corporation. Each director shall hold office until a successor has been elected and qualified or until an earlier resignation, removal from office, or death.

2.3  Regular Meetings. An annual regular meeting of the board of directors shall be held without notice immediately after, and at the same place as, the annual meeting of the shareholders and at such other time and place as may be determined by the board of directors. The board may, at any time and from time to time, provide by resolution the time and place, either within or without the state of Florida, for the holding of the annual regular meeting or additional regular meeting of the board without other notice than the resolution.

2.4  Special Meetings. Special meetings of the board of directors may be called by the chair of the board, the president, or any two directors.

The person or persons authorized to call special meetings of the board may designate any place, either within or without the state of Florida, as the place for holding any special meeting of the board called by them. If no designation is made, the place of the meeting shall be the principal office of the corporation in Florida.

Notice of any special meeting of the board may be given by any reasonable means, oral or written, and at any reasonable time before the meeting. The reasonableness of notice given in connection with any special meeting of the board shall be determined in light of all pertinent circumstances. It shall be presumed that notice of any special meeting given at least two days before the meeting either orally (by telephone or in person), or by written notice delivered personally or mailed to each director at his or her business or residence address, is reasonable. If mailed, the notice of any special meeting shall be deemed to be delivered on the second day after it is deposited in the United States mail, so addressed, with postage prepaid. If notice is given by telegram, it shall be deemed to be delivered when the telegram is delivered to the telegraph company. Neither the business to be transacted at, nor the purpose or purposes of, any special meeting need be specified in the notice or in any written waiver of notice of the meeting.

2.5  Waiver of Notice of Meeting. Notice of a meeting of the board of directors need not be given to any director who signs a written waiver of notice before, during, or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of the meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting, and the manner in which it has been called or convened, except when a director states, at the beginning of the meeting or promptly on arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

2.6  Quorum. Each director including the Chairman of the Board of Directors [if any] shall be entitled to one Board Vote. A majority vote of the number of directors fixed by, or in the manner provided in, these bylaws shall constitute a quorum for the transaction of business; provided, however, that whenever, for any reason, a vacancy occurs in the board of directors, a quorum shall consist of a majority of the remaining directors until the vacancy has been filled.

2.7  Effect of Action. The act of a majority of the directors present at a meeting at which a quorum is present when the vote is taken shall be the act of the board of directors.

2.8  Presumption of Assent. A director of the corporation who is present at a meeting of the board of directors or a committee of the board when corporate action is taken shall be presumed to have assented to the action taken, unless he or she objects at the beginning of the meeting, or promptly on arrival, to holding the meeting or transacting specific business at the meeting, or he or she votes against or abstains from the action taken.

2.9  Action Without a Meeting. Any action required or permitted to be taken at a meeting of the board of directors or a committee of it may be taken without a meeting if a consent in writing, stating the action so taken, is signed by all the directors. Action taken under this section is effective when the last director signs the consent, unless the consent specifies a different effective date. A consent signed under this section shall have the effect of a meeting vote and may be described as such in any document.

2.10  Meetings by Means of Conference Telephone Call or Similar Electronic Equipment. Members of the board of directors may participate in a meeting of the board by means of a conference telephone call or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation by such means constitutes presence in person at a meeting.
2.11  Resignation. Any director may resign at any time by giving written notice to the corporation, the board of directors, or its chair. The resignation of any director shall take effect when the notice is delivered unless the notice specifies a later effective date, in which event the board may fill the pending vacancy before the effective date if it provides that the successor does not take office until the effective date.

2.12  Removal. Any director, or the entire board of directors, may be removed at any time, with or without cause, by action of the shareholders. If a director was elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove that director. The notice of the meeting at which a vote is taken to remove a director must state that the purpose or one of the purposes of the meeting is the removal of the director or directors.

2.13  Vacancies. Any vacancy in the board of directors, including any vacancy created by an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors although less than a quorum of the board of directors, or by the shareholders.

2.14  Compensation. Each director may be paid the expenses, if any, of attendance at each meeting of the board of directors, and may be paid a stated salary as a director or a fixed sum for attendance at each meeting of the board of directors or both, as may from time to time be determined by action of the board of directors. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation for those services.

ARTICLE 3 -- COMMITTEES OF THE BOARD OF DIRECTORS

The board of directors, by resolution adopted by a majority of the full board, may designate from among its members an executive committee and one or more other committees, each of which, to the extent provided in the resolution, shall have and may exercise all the authority of the board of directors, except as prohibited by F.S. 607.0825(1).

Each committee must have two or more members who serve at the pleasure of the board. The board of directors, by resolution adopted in accordance with this article, may designate one or more directors as alternate members of any committee, who may act in the place and stead of any absent member or members at any meeting of the committee.

ARTICLE 4 -- OFFICERS

4.1  Officers. The officers of the corporation shall be a chief executive officer, a president, a vice president, a secretary, a treasurer, and any other officers and assistant officers as may be deemed necessary, and as shall be approved, by the board of directors. Any two or more offices may be held by the same person.

4.2  Appointment and Term of Office. The officers of the corporation shall be appointed annually by the board of directors at the first meeting of the board held after the shareholders' annual meeting. If the appointment of officers does not occur at this meeting, the appointment shall occur as soon thereafter as practicable. Each officer shall hold office until a successor has been duly appointed and qualified, or until an earlier resignation, removal from office, or death.

4.3  Resignation. Any officer of the corporation may resign from his or her respective office or position by delivering notice to the corporation. The resignation is effective when delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date and the corporation accepts the future effective date, the board of directors may fill the pending vacancy before the effective date if the board provides that the successor does not take office until the effective date.

4.4  Removal. Any officer of the corporation may be removed from his or her respective office or position at any time, with or without cause, by the board of directors.

4.5  President. The president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, generally supervise and control all of the business and affairs of the corporation, and preside at all meetings of the shareholders, the board of directors, and all committees of the board of directors on which he or she may serve. In addition, the president shall possess, and may exercise, such power and authority, and shall perform such duties, as may from time to time be assigned to him or her by the board of directors, and as are incident to the offices of president and chief executive officer.

4.6  Vice Presidents. Each vice president shall possess, and may exercise, such power and authority, and shall perform such duties, as may from time to time be assigned to him or her by the board of directors.

4.7  Secretary. The secretary shall keep the minutes of the proceedings of the shareholders and of the board of directors in one or more books provided for that purpose; see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; be custodian of the corporate records and the seal of the corporation; and keep a register of the post office address of each shareholder of the corporation. In addition, the secretary shall possess, and may exercise, such power and authority, and shall perform the duties, as may from time to time be assigned to him or her by the board of directors and as are incident to the office of secretary.

4.8  Treasurer. The treasurer shall have charge and custody of, and be responsible for, all funds and securities of the corporation; receive and give receipts for money due and payable to the corporation from any source whatsoever; and deposit all such money in the name of the corporation in such banks, trust companies, or other depositaries as shall be used by the corporation. In addition, the treasurer shall possess, and may exercise, such power and authority, and shall perform such duties, as may from time to time be assigned to him or her by the board of directors and as are incident to the office of treasurer.

4.9  Other Officers, Employees, and Agents. Each and every other officer, employee, and agent of the corporation shall possess, and may exercise, such power and authority, and shall perform such duties, as may from time to time be assigned to him or her by the board of directors, the officer appointing him or her, and the officer or officers who may from time to time be designated by the board to exercise supervisory authority.

4.10  Compensation. The compensation of the officers of the corporation shall be fixed from time to time by the board of directors.

ARTICLE 5 -- CERTIFICATES OF STOCK

5.1  Certificates for Shares. The board of directors shall determine whether shares of the corporation shall be uncertificated or certificated. If certificated shares are issued, certificates representing shares in the corporation shall be signed (either manually or by facsimile) by the president or vice president and the secretary or an assistant secretary and may be sealed with the seal of the corporation or a facsimile thereof. A certificate that has been signed by an officer or officers who later cease to hold such office shall be valid.

5.2  Transfer of Shares; Ownership of Shares. Transfers of shares of stock of the corporation shall be made only on the stock transfer books of the corporation, and only after the surrender to the corporation of the certificates representing such shares. Except as provided by F.S. 607.0721, the person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes, and the corporation shall not be bound to recognize any equitable or other claim to, or interest in, such shares on the part of any other person, whether or not it shall have express or other notice thereof.

5.3  Lost Certificates. The corporation shall issue a new stock certificate in the place of any certificate previously issued if the holder of record of the certificate (a) makes proof in affidavit form that the certificate has been lost, destroyed, or wrongfully taken; (b) requests the issuance of a new certificate before the corporation has notice that the lost, destroyed, or wrongfully taken certificate has been acquired by a purchaser for value in good faith and without notice of any adverse claim; (c) at the discretion of the board of directors, gives bond in such form and amount as the corporation may direct, to indemnify the corporation, the transfer agent, and the registrar against any claim that may be made on account of the alleged loss, destruction, or theft of a certificate; and (d) satisfies any other reasonable requirements imposed by the corporation.

ARTICLE 6 -- ACTIONS WITH RESPECT TO SECURITIES
OF OTHER CORPORATIONS

Unless otherwise directed by the board of directors, the president or a designee of the president shall have power to vote and otherwise act on behalf of the corporation, in person or by proxy, at any meeting of shareholders of, or with respect to any action of shareholders of, any other corporation in which this corporation may hold securities and to otherwise exercise any and all rights and powers that the corporation may possess by reason of its ownership of securities in other corporations.

ARTICLE 7 – AMENDMENTS

These bylaws may be altered, amended, or repealed, and new bylaws may be adopted, by action of the board of directors. The shareholders of the corporation may alter, amend, or repeal these bylaws or adopt new bylaws even though these bylaws also may be amended or repealed by the board of directors.

ARTICLE 8 -- CORPORATE SEAL

The board of directors shall provide for a corporate seal that shall be circular and shall have the name of the corporation, the year of its incorporation, and the state of incorporation inscribed on it.

Exhibit D

STATE OF DELAWARE

CERTIFICATE OF CONVERSION
FROM A DELAWARE CORPORATION
TO A NON-DELAWARE ENTITY
PURSUANT SECTION 266 OF THE
GENERAL CORPORATION LAW

1.) The name of the Corporation is:  Cardio  Vascular Medical Device Corp.

2.) The date of filing of its original certificate of incorporation with the Secretary of State is April 26, 2007.

3.) The jurisdiction to which the corporation shall convert to is Florida and the name under which the entity shall be known as is Computer Vision Systems Laboratories, Corp.
.
4.) The conversion has been approved in accordance with this section;

5.) The corporation may be served with process in the State of Delaware in any action, suit or proceeding for enforcement of any obligation of the corporation arising while it was a corporation of the State of Delaware, and that it irrevocably appoints the Secretary of State as its agent to accept service of process in any such action, suit or proceeding.

6.) The address to which a copy of the process shall be mailed to by the Secretary of State is 101 Plaza Real South, Suite 201 S Boca Raton Florida 33432.

In Witness Whereof, the undersigned have executed this Certificate of Conversion on this ___day of  ____ A.D. 2011

By: _________________________
Authorized Officer
Name: Thomas DiCicco, President
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